SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2016

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 8, 2016, Systemax Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2015. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 8, 2016 at 5:00 p.m. Eastern Time, management will provide pre-recorded remarks on the Company’s financial results for the fourth quarter and full year ended December 31, 2015.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release of Systemax Inc., dated March 8, 2016, regarding financial results for the fourth quarter and full year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

By: /s/ Eric Lerner

Name: Eric Lerner
Title: Senior Vice President

Dated: March 8, 2016

Exhibit Index

99.1	Press Release of Systemax Inc., dated March 8, 2016, regarding financial results for the fourth quarter and full year ended December 31, 2015.